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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-1 (File No. 333-46257) and Form S-3 (File No. 333-46083) of Carey Diversified LLC of our report dated March 28, 2000, relating to the consolidated / combined financial statements and financial statement which appears in this Form 10-K.



/s/ PricewaterhouseCoopers LLP


New York, New York
March 28, 2000

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